UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

MAIDEN HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

131 Front Street, Hamilton HM12, Bermuda

(Address of principal executive offices and zip code)

(441) 292-7090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2012, Maiden Holdings, Ltd. (the “Company”) issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 22, 2012, Maiden Holdings, Ltd. also issued a press release announcing a quarterly cash dividend of $0.08 per share of common stock payable on April 16, 2012 to shareholders of record as of April 2, 2012. A copy of the press release is hereby filed with the Commission and incorporated by reference herein as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Maiden Holdings, Ltd., dated February 22, 2012.
99.2	Press Release of Maiden Holdings, Ltd., dated February 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2012	MAIDEN HOLDINGS, LTD.
	By:	/s/Lawrence F. Metz
Lawrence F. Metz
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Maiden Holdings, Ltd., dated February 22, 2012.
99.2	Press Release of Maiden Holdings, Ltd., dated February 22, 2012.